EXHIBIT 10.1

STATE OF NORTH CAROLINA

COUNTY OF LEE                                                    LEASE AGREEMENT


         THIS LEASE AGREEMENT is made and entered into as of the 4th day of January, 1994, by and between BUCHANAN PROPERTIES JOINT VENTURE, a North Carolina general partnership, party of the first part (hereinafter called "Lessor"), and TRIANGLE EAST BANK, a North Carolina banking corporation, party of the second part (hereinafter called "Lessee"),

                                   WITNESSETH:

         In consideration of the rents hereinafter agreed to be paid and in consideration of the mutual covenants and agreements hereinafter recited, Lessor does hereby lease and demise unto Lessee and Lessee does hereby lease and take as tenant from Lessor those certain premises (hereinafter called the "Premises") and being more particularly described in Exhibit "A" attached hereto and incorporated herein by reference and being referred to as 2800 Williams Street, in the City of Sanford, North Carolina. No easement for light or air is granted hereunder. Lessor shall have no obligation to make any improvements in the Premises whatsoever and Lessee hereby agrees to accept the building, improvements, and any equipment on or in the premise, in their existing condition, "as is". No representation, statement, or warranty, express or implied, has been made by or on behalf of the Lessor as to such condition, or as to the use that may be made of such property.

         TO HAVE AND TO HOLD the said Premises unto the Lessee upon the following terms and conditions:

         1. TERM. The term of this Lease shall begin on the 1st day of January, 1994, and shall end at 12:00 midnight on the 31st day of December, 1995, ("initial term"). It is agreed that, at the expiration of the initial term of this Lease, if Lessee is not in default of any of the terms and conditions of this Lease, Lessee shall have the right and option to renew this Lease for one additional three-year term (first renewal term). Such first renewal term shall commence as of January 1, 1996 and shall be subject to and in accordance with all terms and conditions set forth in this Lease with the rental to remain at Seven Hundred Fifty Dollars ($750.00) per month. It is further agreed that at the expiration of the first renewal term of this Lease (December 31, 1998), if Lessee is not in default of any of the terms and conditions of this Lease, then this Lease may be extended for an additional five (5) year term (second renewal term) with the rent for said second renewal term to be mutually agreed upon between the Lessor and Lessee. In the event Lessor and Lessee are unable to agree, prior to October 1, 1998, upon the rent during the second renewal term then this lease shall terminate at midnight on December 31, 1998. All other charges shall remain in effect as if the initial term of this Lease had included such renewal terms. If Lessee shall desire to exercise these rights and options, it shall give Lessor notice in writing not less than thirty (30) days prior to the expiration of the current term of this Lease. If Lessee shall fail to provide such notice to Lessor within such tine period, it shall be conclusively deemed that Lessee has elected not to renew and extend the term of this Lease as aforesaid, time being of the essence.

         2.       RENT.

                  A. Lessee shall pay to Lessor the sum of Seven Thousand Two Hundred Dollars ($7,200.00) per annum (hereinafter sometimes referred to as the "Base Rent"), payable in monthly installments of Six Hundred Dollars ($600.00) each due on the first day of each month, in advance, during the first twelve (12) months of this Lease and shall increase to Nine Thousand Dollars ($9,000.00) per annum and Seven Hundred Fifty Dollars ($750.00) per month for the second twelve (12) months of the initial term, and payment for the first month of leasing shall be made upon the date Lessor shall have made the Premises available for possession by Lessee. Rent for any partial month shall be paid in advance at that daily rate equal to the monthly Base Rent divided by the number of days in the month for which such rent is due.

         B. Interest on unpaid amounts and No Set-Off. If any monthly installment of the Base Rent is not paid within ten (10) days of its due date or if any other sum due Lessor in accordance with any provision of this Lease shall not be paid immediately when due, the same shall, unless Lessor shall waive the same, bear interest at the rate of eighteen percent (18%) per annum (or, if less, the highest rate allowed by law) from such due date until such sum and all such interest accrued thereon shall have been paid. Interest accrued as aforesaid shall be deemed to be additional rent hereunder due on demand and failure to pay the same shall constitute an Event of Default (hereafter defined). All Base Rent and any other sum due Lessor in accordance with any provisions of this Lease shall be paid without notice or demand and without set-off or deduction of any kind, except as otherwise expressly provided in this Lease.

         3. DEFAULT. The occurrence of one or more of the following events (herein called "Events of Default") shall constitute a default by the Lessee:

                  A. Failure to pay rent within fifteen (15) days after its due date;

                  B. Failure to perform any other provision of this Lease if the failure to perform is not cured, or reasonable efforts began to cure such default, within thirty (30) days after notice thereof has been given to Lessee.

                  C. If Lessee shall be adjudged bankrupt or file for bankruptcy or if a receiver shall be appointed for Lessee.

         4. END OF TERM, HOLDING OVER AND ATTORNEY'S FEES. Upon the expiration of the term or other termination of this Lease, Lessee shall quit and surrender to Lessor the Premises, broom clean, in good order and condition, ordinary wear and tear excepted and Lessee shall remove from the Premises all of its property. If Lessee shall hold over after the expiration of the term or other termination of this Lease, such holding over shall not be deemed to be a renewal of this Lease but shall be deemed to create a tenancy-at-will and by such holding over Lessee shall be deemed to have agreed to be bound by all of the terms and conditions of this Lease except those as to the term hereof and except that during such tenancy-at-will, Lessee shall pay Base Rent at the rate of One Hundred Twenty-five percent (125%) of the rent in effect at the conclusion of the Lease term. If any rent or other sum owing under this Lease is collected by or through an attorney-at-law, Lessee agrees to pay Lessor's reasonable attorney's fees not in excess of fifteen (15%) percent (or if the statutes or other laws of the State of North Carolina in effect at the time of such collection limit the amount so payable as attorney's fees, then the maximum percentage allowed by such laws or statutes) of the amount so collected.

         5. USE OF PREMISES. The Premises may be used and occupied by Lessee for any legal purpose. Lessee shall not use the Premises or any portion thereof for any illegal or unlawful purpose and will not cause or permit a nuisance to be created or maintained therein. Lessee, shall not fix, print, paint or display any sign, name, legend, notice or advertisement on any part of the Premises unless such conforms and complies with the ordinances of the City of Sanford.

         6. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this Lease or sublet the Premises or any part thereof without the prior written consent of Lessor which consent shall not be unreasonably withheld. Consent by Lessor to one assignment or subletting shall not operate as a waiver as to future assignments or subleases. If this Lease shall be assigned or the Premises or any portion thereof sublet by Lessee at a rental that exceeds all rentals to be paid to Lessor hereunder, attributable to the Premises or portion thereof so assigned or sublet, then and in such event any such excess shall be paid over to Lessor by Lessee. If Lessee shall request Lessor's consent to an assignment of this Lease or a subletting of the Premises, Lessor shall, at its election upon notice to Lessee and without limitation, have the right to enter into a direct lease with the proposed assignee or subtenant, in which event this Lease shall automatically terminate as of the date of such new lease.

         7. TAXES AND UTILITIES. The Lessee, in addition to the fixed rent provided for herein, shall reimburse Lessor for all taxes and assessments upon the Premises, and upon the buildings and improvements thereon, which are assessed during the lease term. All taxes assessed prior to but payable in whole or in installments after the effective date of the lease term, and all taxes assessed during the tern but payable in whole or in installments after the lease term, shall be adjusted and prorated, so that the Lessor shall pay their prorated share for the period prior to and for the period subsequent to the lease term and the Lessee shall pay its prorated share for the lease term. The Lessee shall have the right to protest any tax assessment or valuation made on the Premises by the taxing authorities to the same extent as if it were the owner of the Premises. Reimbursement of these said taxes and assessments shall be made to Lessor within fifteen (15) days after presentation from Lessor to Lessee of a paid receipt for said taxes and assessments. Upon receipt of said funds Lessor shall then pay the appropriate tax authorities.
         It is further understood and agreed that Lessee shall be responsible for and shall pay all utility charges incurred in and connected with use of the Premises, including but not limited to electricity and telephone, and water services.
         8. ALTERATIONS BY LESSEE. Lessee shall make no alterations, additions or improvements to the Premises without the prior written consent of Lessor which consent shall not be unreasonably withheld. All alterations, additions and improvements made by, for or at the direction of Lessee shall, when made become the property of Lessor and shall remain upon and be surrendered with the Premises as a part, thereof at the expiration or earlier termination of this Lease. Upon the expiration or any earlier termination of this Lease, Lessee shall promptly reimburse Lessor for any expense or cost incurred by Lessor in restoring the Premises to the condition in which the Premises were at the time Lessee shall have occupied the same, ordinary wear and tear, fire or other casualty not caused by Lessee, additions and improvements to the Premises consented to in writing by Lessor excepted. Lessee shall promptly pay and discharge any and all licensees, imposts, liens or other charges arising out of or in connection with the performance of any act required of or permitted Lessee hereunder and shall keep the Premises free and clear from any and all such liens or charges.
         9. PROPERTY OF LESSEE. All property placed on the Premises by, at the direction of or with the consent of the Lessee, its employees, agents, licensees or invitees, shall be at the risk of the Lessee or the owner thereof and Lessor shall not be liable for any loss of or damage to said property resulting from any cause whatsoever unless such loss or damage is the result of Lessor's proven acts of negligence.
         10. REPAIRS AND MAINTENANCE. Lessor shall repair and maintain the roof and outer walls of the building on the Premises. The Lessee shall, at its own expense, make all other necessary repairs and replacements to the Premises including but not limited to interior walls and ceilings and to the pipes, heating system, plumbing system, glass fixtures, and all other appliances and appurtenances belonging thereto and all equipment used in connection with the Premises. Such repairs and replacements, interior and exterior, ordinary as well as extraordinary, and structural as well as non-structural, shall be made promptly by Lessee, as and when necessary. All repairs and replacements shall be in quality and class at least equal to the original work. On default of the Lessee in making any such repairs or replacements it is required to make or perform hereunder, the Lessor may, but shall not be required to, make such repairs and replacements for the Lessee's account and the expense thereof shall constitute and be collectable as additional rent.
         11. LESSOR'S RIGHT OF ENTRY. Lessor shall have the right to enter and to grant licenses to enter the Premises, during the Lessee's business hours and upon 24 hours prior notice to Lessee, except in the case of an emergency (a) to inspect the Premises, (b) to exhibit the Premises to Prospective tenants or purchasers of the Building, (c) to make alterations or repairs to the Premises or to the Building and to store necessary materials, tools and equipment for such alterations or repairs, (d) for any purpose which Lessor shall deem necessary for the operation and maintenance of the Premises, (e) for the purpose of removing from the Premises any placards, signs, fixtures, alterations or additions not permitted by this agreement, or (f) to abate any condition which constitutes a violation of any covenant or condition of this Lease. No such entry by Lessor shall in any manner affect Lessee's obligation and covenants under this Lease and no such entry shall of itself without affirmative proof of negligence on the part of Lessor render Lessor liable for any loss of or damage to the property of Lessee.
         12. INDEMNIFICATION OF LESSOR. Lessee agrees to indemnify and defend Lessor and to save harmless Lessor, and the tenants, licensees, invitees, agents, servants and employees of Lessor against and from any and all claims by or on behalf of any person, firm or corporation arising by reason of injury to person or property occurring on the Premises occasioned in whole or in part by any act or omission on the part of Lessee or any employee, agent, assignee or subtenant of Lessee, or by reason of any unlawful use of the Premises or by reason of any breach, violation or non-performance of any covenant in this Lease on the part of Lessee to be observed or performed, and also by reason of any matter or thing growing out of the occupancy or use of the Premises by Lessee or any one holding under Lessee. Lessee agrees to pay Lessor promptly for all damage to the Premises and for all damage to occupants of Premises caused by Lessee's misuse or neglect of the Premises or of its or their apparatus and appurtenances and Lessee agrees in any event to reimburse and compensate Lessor as additional rent within five (5) days of rendition of any statement to Lessee by Lessor for expenditures made by Lessor or for fines sustained or incurred by Lessor due to non-performance or non-compliance with or breach or failure to observe any term, covenant or condition of this Lease upon Lessee's part to be kept, observed, performed or complied with.
         Neither party herein shall be liable to the other for any damage by or from any act or negligence of or by any owner or occupant of adjoining or contiguous property. Neither Lessor nor its agents shall be liable to Lessee or to any person, firm or corporation claiming through or under Lessee for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, glass, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatever nature, unless caused by or due to proven acts of negligence of Lessor or its agents, servants and employees. Lessor shall not be liable to Lessee or to any person, firm or corporation claiming through or under Lessee for any latent defect in the Premises other than pertains to the roof and outer walls of the Premises.
         13. INSURANCE AND INSURANCE RATES. Throughout the term of this Lease, Lessor shall carry such insurance as it deems appropriate to protect its interest in the Premises. Throughout the term of this Lease, Lessee shall carry fire and extended coverage insurance insuring its interest, if any, in improvements to or in the Premises and its interest in its office furniture, equipment, supplies, inventory and all its other property located on the Premises and Lessee shall carry public liability insurance insuring against all liability of Lessee and its authorized representatives arising out of and in connection with Lessee's use or occupancy of the Premises. Each party herein hereby waives any claim or right of action which it may have against the other for any loss or damage covered by such insurance. Lessee shall at its own expense, obtain and maintain in force public liability insurance which shall insure Lessor against liability for injury or death of persons or loss or damage to property occurring in or about the insurance shall have coverage in the minimum amount of Five Hundred Thousand - One Million Dollars ($500,000.00 - $1,000,000.00).
         Lessee shall not do or cause to be done or permit on the Premises anything deemed extra hazardous on account of fire and Lessee shall not use the Premises in any manner which will cause an increase in the premium rate for any insurance in effect on the Premises or a part thereof. If, because of anything done, caused to be done, permitted or omitted by Lessee or its agents, servants or employees the premium rate for any kind of insurance in effect on the Premises or any part thereof shall be raised, Lessee shall pay Lessor on demand the amount of any such increase in premium which Lessor shall pay for such insurance and if Lessor shall demand that Lessee remedy the condition which caused any such increase in an insurance premium rate, Lessee shall remedy such condition within five days after receipt of such demand, provided, however, that if Lessee can obtain the same insurance coverage, but for a lesser premium, (approved by Lessor which approval shall not be unreasonably withheld) from another company then it may present such information to Lessor and Lessor shall then have the option in regard to which insurance coverage shall be used. In the event Lessor chooses to use the insurance company with the higher premium then Lessee shall be responsible and shall pay for only the lesser premium.
         14. FIRE OR OTHER CASUALTY. In the event that before or during the term of this Lease, the Premises or the Building shall be damaged by fire or other casualty which renders the Building, the Premises or any part of the Building or the Premises untenantable, Lessor within twenty (20) days of such fire or casualty or of receipt of written notice from Lessee of such damage (whichever shall last occur) shall have the right to either (i) serve written notice upon Lessee of Lessor's intent to repair said damage or (ii) if said damage renders so much of either of the Premises or of the Building untenantable that repair would not be feasible, or if said damage shall have been occasioned by the act or omission of Lessee, its servants, agents or employees, serve written notice upon Lessee that its Lease is terminated, provided, however, that Lessor shall not so terminate this Lease unless such repairs cannot be made within a period of sixty (60) days or unless at the time such notice is given there remains less than one hundred eighty (180) days during the unexpired current term of this Lease and Lessee, upon request from

Lessor advises Lessor that it does not intend to renew the Lease for an additional term. If Lessor shall, is required, or elects, to repair such damage, such repairs shall be commenced within fifteen (15) days of notice to Lessee of such election and such repairs shall be completed within one hundred eighty
(180) days of notice to Lessee of such election or within sixty (60) days if applicable. During the period of repair the Base Rent shall be reduced to an amount which bears the same ratio to the Base Rent the portion of the Premises then available for use bears to the entire Premises. Upon completion of such repair, the rent shall thereafter be paid as if no fire or other casualty had occurred.

         The other provisions of this paragraph 14 notwithstanding, Lessor shall have no obligation to replace or repair any property on the Premises belonging to Lessee or to any one claiming through or under Lessee nor shall Lessor have any obligation hereunder to replace or repair any property on the Premises which Lessor shall have the right to require Lessee to remove from the Premises or any alteration, addition or improvement made to the Premises by, for or at the direction of Lessee unless such fire or other casualty was caused by or due to proven acts of negligence of Lessor or its, agents, servants and employees.
         15. SUBORDINATION. Lessee agrees that this Lease may be assigned as additional security for all mortgages or deeds of trust which may now or hereafter be in effect in regard to the premises and for all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument shall be necessary to effect such subordination; however, Lessee shall execute promptly and deliver to Lessor any such certificate or certificates in writing as Lessor may request evidencing the subordination of this Lease to or the assignment of this Lease as additional security for such mortgage or deed of trust;

provided however, Lessor shall reimburse Lessee for any reasonable costs incurred by Lessee for more than one such certificate per calendar year.
         16. CONDEMNATION. If a part of the Premises be taken for any public or quasipublic use, under any statute or by right of eminent domain, or private purchase in lieu thereof, such as to render them unsuitable for the business of the Lessee, then this lease, at the option of the Lessee, shall be canceled and declared null and void, and of no effect and the Lessee shall be liable for the rent only up to such time as of partial taking. In the event of a partial taking which is not extensive enough to render the Premises unsuitable for the business of the Lessee, the Lessors shall promptly restore the Premises to a condition comparable to their condition at the time of said condemnation and the lease shall continue, but starting with the date of such restoration, the rental shall be reduced proportionately. In the event of the occurrence of the contingencies above mentioned or of complete condemnation, rent shall abate corresponding with the time during which the Premises may not by used by the Lessee and the Lessee: shall be entitled to receive a pro rata refund of any advance rental paid by it for the rental period during which the Premises were wholly or partially taken.
         Nothing herein contained shall be deemed or construed to prevent Lessor or Lessee from enforcing and prosecuting in any condemnation proceedings for the value of their respective interest.
         17. QUIET ENJOYMENT AND TRANSFER OF TENANTS. Lessor agrees that Lessee on paying the rent and performing all the terms and conditions of this Lease shall quietly have, hold and enjoy the Premises for the term aforesaid.
         18. NOTICES. Any notice or demand which by any provision on this agreement is required or allowed to be given by either party to the other shall be deemed to have been sufficiently given for all purposes when made in writing and sent in the United States mail as certified or registered mail, return receipt requested, postage prepared and addressed: (a) if to Lessee, to 4800 Six Forks Road, Post Office Box 19178, Raleigh, NC 27619 ATTN: President and (b) if to Lessor, to Buchanan Properties Joint Venture, Attention: Keith Buchanan, Post Office Box 2126, Sanford, N.C. 27330, or to such other place as Lessor or Lessee may from time to time designate in a notice to the other.
         19. OPTION TO PURCHASE. In the event Lessee has fully complied with all the terms and conditions of this agreement and is not in default in any of its terms then Lessee shall have the option, by written notice given to Lessor at any time prior to thirty (30) days before the expiration of the lease term then in effect, to purchase the Premises for the purchase price of one Hundred Eighty-five Thousand Dollars ($185,000.00). The purchase price shall be paid in cash at closing with no credit given for rent previously paid with said closing to take place within thirty (30) days of the date of the receipt of said notice by Lessor.
         20. HEIRS AND ASSIGNS. The provisions of this Lease shall bind and inure to the benefit of Lessor and Lessee, and their respective successors, heirs, legal representatives and assigns. It is understood and agreed, however, that the term "Lessor", as used in this Lease, means only the owner or the lessor for the time being of Premises, so that in the event of any sale or sales including, without limitation, any judicial sale, any sale in foreclosure and any sale pursuant to a power of sale contained in a mortgage or deed of trust. affecting all or any part of the Premises of said property or of any lease thereof, the Lessor named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Lessor hereunder accruing after such sale, and it shall be deemed without further agreement that the purchaser or the Lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of

Lessor hereunder accruing after such sale. Lessee shall from time to time upon request of Lessor execute and deliver to Lessor a certificate or certificates stating that this Lease is unmodified and in full force and effect as modified and stating the modifications; provided, Lessor shall reimburse Lessee for any reasonable costs incurred by Lessee for more than one such certificate per calendar year. Such certificates shall also state the amount of Base Rent then in effect, the dates to which rent has been paid in advance, the amount of any security deposit, and shall specify any default in Lessor's performance claimed by Lessee.
         21. INTEGRATION AND BINDING EFFECT. The entire agreement, intent and understanding between Lessor and Lessee is contained in the provisions of this Lease and any stipulations, representations, promises or agreements, written or oral, made prior to or contemporaneously with this Lease shall have no legal or equitable effect or consequence unless reduced to writing herein. This Lease shall be governed by and construed pursuant to the laws of the State of North Carolina.
         22. COMPLIANCE BY LESSEE WITH GOVERNMENTAL REGULATIONS. In the performance of any acts required of or permitted Lessee under paragraph 8 of any other provision of this Lease, Lessee shall obey and comply with all lawful requirements, rules, regulations, and ordinances of all legally constituted authorities, existing at any time during the continuance of such performance in any way affecting the Premises or the use of the Premises by Lessee. Such compliance shall include compliance by Lessee with requirements of the Occupational Safety and Health Act, and all amendments thereto, as the same applies to the Lessee's use of the Premises.
         23. MISCELLANEOUS. This lease shall be modified only by written agreement signed by Lessor and Lessee. Lessee shall contemporaneously with the execution and delivery of this Lease also deliver to Lessor a copy of the Resolution of the Board of Directors of the Lessee authorizing the execution of this Lease.
         24. ENVIRONMENTAL CONDITION OF PREMISES. The current ENVIRONMENTAL and ecological condition of the Premises are such that the Premises do not violate any law, ordinance, notice, requirement, rule or regulation applicable thereto and: (i) Lessor neither knows of, nor has it been advised of, any legal or administrative proceedings, claims or alleged claims, volitions or alleged volitions, infractions of alleged infractions or any laws, rules, regulations relating to the condition of the Premises; (ii) there is not now pending, or threatened, any action, suit, investigation or proceeding against Lessor or the Premises seeking to enforce any right or remedy under any ENVIRONMENTAL or ecological law; (iii) Lessor neither knows, nor has been advised or has any reason to believe, that the soil, surface water and ground water of, on, under or about the Premises is not now free from solid waste, hazardous waste, or any other toxic or hazardous substances or contaminants ("hazardous materials");
(iv) during Lessor's ownership and, to the best of its knowledge, during the ownership of prior owners; the Premises has not been used for the treatment, storage, or disposal of any hazardous materials; (v) Lessor shall immediately give Lessee notice in the event it receives any notice from any party with regard to hazardous materials affecting the Premises; (vi) Lessor shall complete all remedial, removal, and other actions necessary to clean up and remove all hazardous materials on, from affecting the Premises as of December 31, 1993, in accordance with all applicable laws; and, (vii) Lessor shall indemnify and hold harmless Lessee against any and all liabilities including, without limitation, the payment of any costs and attorney's fees, arising from or in connection with the treatment, storage, handling and disposal of any hazardous materials on the

Premises prior to January 1, 1994, or any breach of Lessor's warranty of ENVIRONMENTAL and ecological condition of the Premises as herein contained.
         Lessee shall not during any time under this lease engage in any activities which create nor shall it store, maintain or dispose of any solid waste, hazardous waste, or any other toxic or hazardous substances or contaminants (hazardous materials) on the Premises. In the event Lessee is the source of any hazardous materials found on the Premises then it shall complete all remedial, removal and other actions necessary to clean up and remove all such hazardous materials on, from or affecting the Premises and shall indemnify and hold harmless Lessor against any and all liabilities including, without limitation, the payment of any costs and attorneys fees, arising from or in connection with the treatment, storage, handling and disposal of any hazardous materials on the Premises during any term under this lease.
         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease Agreement and have hereunto set their seals as of the day and year first above written.

                                     LESSEE:
                                     Triangle East Bank,
                                     a North Carolina banking
                                     corporation


                                     By:          /s/          (SEAL)
                                         ----------------------
                                                  President

ATTEST:



By:          /s/
    ------------------------
          Assist. Secretary

(Corporate Seal)

                                     LESSOR:
                                     Buchanan Properties Joint Venture



                                                /s/            (SEAL)
                                     --------------------------
                                     P. Keith Buchanan, General Partner



                                               /s/             (SEAL)
                                     --------------------------
                                     Kay P. Janovich, General Partner



                                               /s/             (SEAL)
                                     --------------------------
                                     Bonnie W. Buchanan, General Partner


                                               /s/             (SEAL)
                                     --------------------------
                                     P. Keith Buchanan, Trustee for
                                     Phyliss Ann Medlin Brown

STATE OF North Carolina

COUNTY OF Wake

         I , Deborah C. Birkenmeyer, a Notary Public, for the aforesaid County and State, hereby certify that Michael S. Patterson personally came before me this day and acknowledged that he is President of Triangle East Bank, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed by him as its President, and sealed with its corporate seal and attested by Susan C. Gilbert as its Asst. Secretary.

         Witness my hand and notarial seal this 21st day of January, 1994.

                                                       /s/
                                             -----------------------------
                                                  Notary Public
My commission expires: 7-2-95

NORTH CAROLINA

LEE COUNTY

         I, Frankie M. Wallace, a Notary Public for the aforesaid County and State do hereby certify that P. Keith Buchanan, general partner of Buchanan Properties Joint Venture personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 13th day of January, 1994.

                                                       /s/
                                          ----------------------------------
                                                      Notary Public

My commission expires:
Jan. 26, 1998



NORTH CAROLINA

LEE COUNTY

         I, Frankie M. Wallace, a Notary Public for the aforesaid County and State do hereby certify that Kay B. Janovich, general partner of Buchanan Properties Joint Venture personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal, this the 12th day of January, 1994.

                                                       /s/
                                            -----------------------------
                                                      Notary Public

My commission expires:
January 26, 1998

NORTH CAROLINA

LEE COUNTY

         I, Frankie M. Wallace, a Notary Public for the aforesaid County and State do hereby certify that Bonnie W. Buchanan, general partner of Buchanan Properties Joint Venture personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal, this the 12th day of January, 1994.

                                                               /s/
                                                   -----------------------------
                                                             Notary Public

My commission expires:
January 26, 1998



NORTH CAROLINA

LEE COUNTY


         I, Frankie M. Wallace, a Notary Public for the aforesaid County and State do hereby certify that P. Keith Buchanan, Trustee for Phyllis Ann Medlin Brown, general partner of Buchanan Properties Joint Venture personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal, this the 13th day of January, 1994.

                                                                /s/
                                                   -----------------------------
                                                             Notary Public

My commission expires:
January 26, 1998

                          EXHIBIT "A" to Lease between

                        Buchanan Properties Joint Venture

                                       and

                               Triangle East Bank

         Beginning at an iron pipe located at the intersection of the easterly right-of-way line of Industrial Drive and the southerly right-of-way line of Williams Street in Jonesboro Township, Sanford, Lee County, North Carolina and running thence as the said easterly right-of-way line of Industrial Drive, South 25 degs. 28 mins. 00 secs. East, 100 feet; thence South 62 degs. 57 mins. 35 secs. West, 211.00 feet is a set iron stake; thence North 27 degs. 45 mins. 32 secs. West, 99.97 feet to an iron stake in the southerly right-of-way line of Williams Street; thence as said southerly right-of-way line of Williams Street, North 62 degs. 57 mins. 33 secs. East, 215 feet to the point of BEGINNING, and being all of tracts 1 and 2 containing 21,295 square feet as shown on the map entitled "Survey for P.K. Buchanan Heirs, Jonesboro Township, Lee County, North Carolina", completed January 6, 1992, by Thomas J. Matthews, RLS # L-1255 which map is recorded in Plat Cabinet 7, slide 73A, Lee County Registry, and to which map reference is hereby made.

                             R. KEITH BUCHANAN, JR.
                                 2733 Lee Avenue
                                 P. O. Box 2126
                             Sanford, NC -17331-2126

Office  Phone                                                 Residence Phone
919-776-4204                                                  919-775-5842

December 1, 1994

Triangle East Bank                         Certified Mail #Z 274 245 844
4800 Six Forks Road
P. 0. Box 19178
Raleigh, NC 27619

Attention: President

RE:      2800 Williams Street - Sanford, North Carolina
         Lease between Buchanan Properties Joint Venture and Triangle
         East Bank

Dear     Sir/Madam:

According to paragraph 2, subsection A of the above mentioned lease, the rental amount for the above mentioned property will increase to Seven Hundred Fifty Dollars ($750.00) per month for the second twelve month period of the initial lease term. This rental amount will be effective January 1, 1995.

Please make sure your accounts payable department is aware of this change.

We appreciate the opportunity you have given us to serve you. Please let us know if you have any questions.

Sincerely,

BUCHANAN PROPERTIES JOINT VENTURE



P. Keith Buchanan, Jr.
General Partner


fmw

                       FIRST AMENDMENT OF LEASE AGREEMENT

         THIS FIRST AMENDMENT OF LEASE AGREEMENT, made and entered into this the 24th day of January, 1996 by and between BUCHANAN PROPERTIES JOINT VENTURE, a North Carolina general partnership, (hereinafter referred to as "Lessor") and TRIANGLE BANK, formerly Triangle East Bank, a North Carolina banking corporation, (hereinafter referred to as "Lessee"):

                               W I T N E S E T H:

         WHEREAS, Lessor and Lessee, entered into a Lease Agreement dated the 4th day of January, 1994 for the lease of certain premises (the "Demised Premises") located in 2800 Williams Street, in the City of Sanford, State of North Carolina, all as more particularly described in the Lease, and WHEREAS, Lessor and Lessee now desire to amend the said Lease, NOW, THEREFORE, in consideration of the premises and in consideration of the covenants and conditions set forth herein and in the Lease Agreement, the parties hereby amend and modify the aforesaid Lease Agreement as follows:

         1. This amendment and its provisions shall be effective upon signing.

         2. Lessor elects to extend the term of the Lease for one (1) year, January 1, 1996 through December 31, 1996.

         3. All other terms and conditions of the Lease Agreement dated January 4, 1994, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

                                LESSEE:  TRIANGLE BANCORP.


                                By:        /s/
                                   ------------------------
                                   ______ President

ATTEST:

By:         /s/
   ----------------------
        _______ Secretary

(Affix Corporate Seal)

                                LESSOR:  BUCHANAN PROPERTIES JOINT
                                         VENTURE


                                By:               /s/                  (SEAL)
                                    -----------------------------------
                                     P. Keith Buchanan, General Partner



                                By:               /s/                  (SEAL)
                                    -----------------------------------
                                     Kay B. Janovich, General Partner



                                By:               /s/                  (SEAL)
                                    -----------------------------------
                                     Bonnie W. Buchanan, General Partner



                                By:               /s/                  (SEAL)
                                    -----------------------------------
                                     P. Keith Buchanan, Trustee for
                                     Phyllis Ann Medlin Brown

STATE OF North Carolina
COUNTY OF Wake

         I, Deborah C. Birkkenmeyer, a Notary Public for said County and State, do hereby certify that Susan C. Gilbert personally appeared before me this day and being duly sworn, acknowledged that he is Secretary of Triangle Bank, a North Carolina Corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its Sr. Vice Pres. and sealed with its corporate seal.

         Witness my hand and notarial seal this the 5th day of January, 1996.


(OFFICIAL SEAL)                                            /s/
                                           -------------------------------------
                                                        Notary Public
My  Commission Expires:  7-2-00




STATE OF NORTH CAROLINA
COUNTY Lee

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that P. Keith Buchanan, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 24th day of January, 1996.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                          Notary Public

My Commission expires: January 26, 1998

STATE OF NORTH CAROLINA
COUNTY OF LEE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that Kay B. Janovich, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this 26th day of January, 1996.

(OFFICIAL SEAL)                                             /s/
                                             -----------------------------------
                                                          Notary Public

My Commission expires:     January 26, 1998




STATE OF NORTH CAROLINA
COUNTY OF LEE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that Bonnie W. Buchanan, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this 24th day of January, 1996.



(OFFICIAL SEAL)                                             /s/
                                             -----------------------------------
                                                           Notary Public


My Commission expires:       January 26, 1998

STATE OF NORTH CAROLINA
COUNTY OF LEE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that P. Keith Buchanan, Trustee for Phyllis Ann Medlin Brown, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this 24th day of January, 1996.



(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                            Notary Public

My Commission expires:       January 26, 1998

                       SECOND AMENDMENT OF LEASE AGREEMENT

         THIS SECOND AMENDMENT OF LEASE AGREEMENT, made and entered into this the 27th day of September, 1996 by and between BUCHANAN PROPERTIES JOINT VENTURE, a North Carolina general partnership, (hereinafter referred to as "Lessor) and TRIANGLE BANK, formerly Triangle East Bank, a North Carolina banking corporation, (hereinafter referred to as "Lessee"):
                                               W I T N E S S E T H:

         WHEREAS, Lessor and Lessee, entered into a Lease Agreement dated the 4th day of January, 1994 for the lease of certain premises (the "Demised Premises located in 2800 Williams Street in the City of Sanford, State of North Carolina, all as more particularly described in the Lease, and WHEREAS, Lessor and Lessee now desire to amend the said Lease, NOW, THEREFORE, in consideration of the premises and in consideration of the covenants and conditions set forth herein and in the Lease Agreement, the parties hereby amend and modify the aforesaid Lease Agreement as follows:

         1. This amendment and its provisions shall be effective upon signing.

         2. Lessor elects to extend the term of the Lease for one (1) year, January 1, 1997 through December 31, 1997.

         3. All other term and conditions of the Lease Agreement dated January 4, 1994, shall remain in full force and effect

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed the day and year first above written.

                                   LESSEE:           TRIANGLE BANK

                                   By:               /s/
                                       -----------------------------------
                                          EV President



ATTEST:

 By:     /s/
     -------------------
         ____  Secretary

  (Affix  Corporate Seal)



                                  LESSOR:           BUCHANAN PROPERTIES JOINT
                                                             VENTURE


                                  By:                 /s/                (SEAL)
                                       -----------------------------------
                                           P. Keith Buchanan, General Partner


                                  By:                 /s/                (SEAL)
                                       -----------------------------------
                                           Kay B. Janovich, General Partner


                                  By:                 /s/                 (SEAL)
                                       -----------------------------------
                                           Bonnie W. Buchanan, General Partner


                                  By:                /s/                 (SEAL)
                                       -----------------------------------
                                           P. Keith Buchanan, Trustee for
                                           Phyllis Ann Medlin Brown

STATE OF North Carolina
COUNTY OF Wake

         I, Deborah C. Birkenmeyer, a Notary Public for said County and State, do hereby certify that Susan C. Gilbert personally appeared before me this day and being duly sworn, acknowledged that she is Secretary of TRIANGLE BANK, a North Carolina Banking Corporation; and that by authority duty given and as the act of the corporation, the foregoing instrument was signed in its name by its Exec. V.P., and sealed with its corporate seal.

         Witness my hand and notarial seal this the 5th day of September, 1996.


(OFFICIAL SEAL)                                                  /s/
                                                     ---------------------------
                                                             Notary Public
My Commission Expires: 7-2-2000



STATE OF NORTH CAROLINA
COUNTY OF WAKE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that P. Keith Buchanan, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 23rd day of Saturday, 1996.


(OFFICIAL SEAL)                                                  /s/
                                                      --------------------------
                                                              Notary Public

My Commission Expires: 7-2-2000

STATE OF NORTH CAROLINA
COUNTY OF WAKE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that Kay B. Janovich, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 25th day of September, 1996.


(OFFICIAL SEAL)                                                    /s/
                                                       -------------------------
                                                               Notary Public

My Commission expires: January 26, 1998


STATE OF NORTH CAROLINA
COUNTY OF WAKE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that Bonnie W. Buchanan, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrumentas said general partner for the purposes therein expressed.

         Witness my hand notarial seal this the 25th day of September, 1996.


(OFFICIAL SEAL)                                                  /s/
                                                        ------------------------
                                                               Notary Public

My Commission expires:  January 26, 1998

STATE OF NORTH CAROLINA
COUNTY OF WAKE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that P. Keith Buchanan, Trustee for Phyllis Ann Medlin Brown, general partner of Buchanan Properties Joint Venture personally appeared before me on this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand notarial seal this the 25th day of September, 1996.


(OFFICIAL SEAL)                                                  /s/
                                                         -----------------------
                                                               Notary Public

My Commission expires: January 26, 1998

Prepared by and return to:          Smith, Anderson, Blount Dorsett,
                                     Mitchell & Jernigan, L.L.P. (DSC)
                                     P.O. Box 2611, Raleigh, NC  27602


NORTH CAROLINA

LEE COUNTY

                                                             ASSIGNMENT OF LEASE

         THIS ASSIGNMENT OF LEASE ("Assignment") is made and entered into effective as of June 20, 1997, by TRIANGLE BANK, a North Carolina banking corporation ("Assignor"), and CAPITAL BANK, a North Carolina banking corporation ("Assignee"), and joined in by BUCHANAN PROPERTIES JOINT VENTURE, a North Carolina general partnership ("Landlord").

                                   WITNESSETH:

         WHEREAS, Landlord and Assignor have entered into a Lease dated January 4, 1994, as amended as of January 24, 1996, and September 27, 1996 (the "Lease"), a memorandum of which was recorded on February 2, 1994, in Book 525, Page 352, Lee County Registry, for premises located in Sanford, Lee County, North Carolina and specified in the Lease (the "Premises"); and,

         WHEREAS Assignor and Assignee have reached an agreement whereby Assignor will assign the Lease, including without limitation all of Assignor's rights and options contained therein, to Assignee, and Assignee will accept the Lease from Assignor; and,

         WHEREAS, Landlord has agreed to such assignment of the Lease by Assignor to Assignee, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Assignment of Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignor hereby assigns, transfers and conveys unto Assignee all of Assignor's right, title and interest as tenant in, to and under the lease, upon the following terms and conditions.

                  A. The effective date of this Assignment shall be the date hereof (the "Effective Date") and possession of the Premises will be delivered by Assignor to Assignee as the Effective Date;

                  B. Assignee shall be liable for the payment of the monthly rent and for the payment of any and all other costs and expenses which accrue under the Lease from and after the Effective Date and continuing for the remainder of the term of the Lease, provided, however, that it is expressly agreed by the parties hereto that Assignor shall be and remain solely responsible for all costs and expenses due Landlord under the Lease which are due and owing as of the Effective Date, or which arise out of any breach by Assignor of any terms or conditions of the Lease prior to the Effective Date;

                  C. The Premises, including leasehold improvements, are being assigned to Assignee in their existing condition, AS IS, WHERE IS AND WITH ALL FAULTS, without representation or warranty, express or implied, as to the condition or erchantability thereof or the fitness thereof for any particular use or purpose; and the Premises are subject to any easements, rights-of-way, restrictions or other matters affecting title to the Premises.

         2. Assignee hereby agrees as follows:

                  A. Assignee accepts the assignment of the Lease, assumes and agrees to perform directly any and all of the duties and obligations of Assignor as tenant under the Lease which accrue from and after the Effective Date, and agrees to abide by the terms and conditions of the Lease; and

                  B. Assignee agrees to defend, indemnify and hold harmless Assignor from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring, after the Effective Date.

         3. Assignor hereby confirms and agrees as follows:

                  A. Assignor is the sole tenant under the Lease and is the sole owner of the tenant's interest thereunder, and Assignor has not previously assigned the Lease or any interest therein or sublet the Premises, or otherwise encumbered Assignor's leasehold interest thereunder, in whole or in part;

                  B. The Lease has not been modified or amended except as noted above, and the Lease is in full force and effect as of the date hereof;

                  C. Assignor is not in default under any of the terms, covenants or conditions of the Lease, and all rent and other payments due and payable under the Lease as of the date hereof have been paid; and

                  D. Assignor agrees to defend, indemnify and hold harmless Assignee from and against any and all claims, damages and liabilities arising from or relating to the Lease as to matters occurring prior to and as of the Effective Date.

         4. Landlord hereby agrees to and accepts the assignment of the Lease by Assignor to Assignee and hereby releases and discharges Assignor from any duties and obligations as tenant under the Lease which accrue from and after the Effective Date.

         5. This Assignment shall not be changed, modified, discharged or terminated orally or in any other manner other than by a written agreement signed by the parties hereto or their respective successors or assigns.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective as of the date first above written.


                           LANDLORD:        BUCHANAN PROPERTIES
                                            JOINT VENTURE


                                   BY:              /s/            (SEAL)
                                       ----------------------------
                                            P. Keith Buchanan, General Partner


                                   BY:              /s/            (SEAL)
                                       ----------------------------
                                            Kay B. Janovich, General Partner


                                   BY:              /s/            (SEAL)
                                       ----------------------------
                                            Bonnie W. Buchanan, General Partner



                                   BY:              /s/            (SEAL)
                                       ----------------------------
                                            P. Keith Buchanan, Trustee for
                                            Phyllis Ann Medlin Brown

                            ASSIGNOR:                 TRIANGLE BANK


                                    BY:           /s/
                                        ---------------------------
                                            Senior Vice President


(CORPORATE SEAL)

ATTESTED:

BY:          /s/
    ------------------------
      Asst. Secretary


                            ASSIGNEE:                 CAPITAL BANK


                                     BY:          /s/
                                        ---------------------------
                                         ________________ President

(CORPORATE SEAL)

ATTESTED:

BY:        /s/
     -----------------------
       ____________ Secretary

STATE OF NORTH CAROLINA
COUNTY OF LEE

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that P. Keith Buchanan, general partner of Buchanan Properties Joint Venture, personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 12th day of June, 1997.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                         Notary Public

My Commission Expires:  1-26-98


STATE OF NORTH CAROLINA
COUNTY OF Lee

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that Kay B. Janovich, general partner of Buchanan Properties Joint Venture, personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 11th day of June, 1997.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                          Notary Public

My Commission Expires:  1-26-98

STATE OF NORTH CAROLINA
COUNTY OF Lee

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that Bonnie W. Buchanan, general partner of Buchanan Properties Joint Venture, personally appeared before me this day and acknowledged the execution of the foregoing instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 12th day of June, 1997.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                          Notary Public

My Commission Expires: 1-26-98


STATE OF NORTH CAROLMA
COUNTY OF

         I, Frankie M. Wallace, a Notary Public for said County and State, do hereby certify that P. Keith Buchanan, trustee for Phyllis Ann Medlin Brown, general partner of Buchanan Properties Joint Venture, personally appeared before me this day and acknowledged the instrument as said general partner for the purposes therein expressed.

         Witness my hand and notarial seal this the 12th day of June, 1997.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                          Notary Public

My Commission Expires:  1/26/98

STATE OF NORTH CAROLINA
COUNTY OF WAKE

         I, Susan B. Mennard, a Notary Public for said County and State, do hereby certify that Stephen R. Salisbury personally appeared before me this day and being duly sworn, acknowledged that he is Assistant Secretary of Triangle Bank, a North Carolina banking corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, and sealed with its corporate seal.

         Witness my hand and notarial seal this the 9th day of June, 1997.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                          Notary Public

My Commission Expires:  11/29/97





STATE OF NORTH CAROLINA
COUNTY OF WAKE


         I, Cathi Taylor, a Notary Public for said County and State, do hereby certify that David A. Ehmig, personally appeared before me this day and being duly sworn, acknowledged that he is Secretary of Capital Bank, a North Carolina banking corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, and sealed with its corporate seal.

         Witness my hand and notarial seal this the 20th day of June, 1997.


(OFFICIAL SEAL)                                             /s/
                                            ------------------------------------
                                                          Notary Public

My Commission Expires:  3-24-2001